POWERING GROWTH DELIVERING VALUE Investor Meetings May 29-30, 2019

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. Powering Growth, Delivering Value | 2

PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing Southwest United States Our Business Our Plants Pinnacle West operates Arizona Public Service Company (“APS”), APS co-owns and operates power plants in the Southwest, with full our principal subsidiary operational control and responsibility for: Arizona’s largest and longest- FOUR CORNERS CHOLLA $18B serving electric company, A 2-unit coal-fired power A 3-unit coal-fired power providing affordable and reliable plant plant Consolidated Assets electricity for approximately 1.2M 1,540 MW2 767 MW2 customers 1 PALO VERDE Our Energy Sources The largest nuclear power plant in the U.S. Purchased Power - Conventional 3,990 MW2 15.1% APS shares ownership of Palo Verde with six other utilities, but Nuclear maintains sole management responsibility for the nation’s largest Renewables 30.5% nuclear plant 7.7% (Purchased Largest clean-air Power 5.7% and 27 >$1B Gas/Oil generator in the Owned 2.0%) 23.5% Coal Years as the nation’s Annual budget 23.2% United States largest power managed solely producer of any kind by APS 1 APS’s sources of energy by type used to supply energy to native load customers during 2018 2 Net generation rating; APS owns 29.1% of Palo Verde, 63.0% of Four Corners and 50.5% of Cholla Powering Growth, Delivering Value | 3

A STRATEGY TO DRIVE VALUE The Core is the foundation The APS Strategic Business Plan is anchored by four for our strategic and business themes that align with industry trends shaping our initiatives future and the way we do business Clean Affordable  Build a clean energy future  Deliver affordable energy for for tomorrow and continue the benefit of the customers to maintain a 50% clean and communities we serve energy mix today Reliable Customer Focused  Safely and efficiently deliver  Develop innovative and new reliable energy to meet the solutions to meet the needs of our customers now changing needs of our and in the future customers Powering Growth, Delivering Value | 4

PINNACLE WEST: OUR FUTURE We are making clean energy and infrastructure investments to support Arizona’s growth Our future includes: • More clean energy • A healthier environment • Palo Verde Generating Station, the largest clean energy producer in the country • Infrastructure to power Arizona’s growth To get there we will: • Continue Arizona’s solar leadership • Invest in battery storage and other clean technologies • Invest in infrastructure to support electric vehicles • Partner with customers to achieve their clean energy goals We expect 340,000 new customers and a 30% increase in our customer’s energy needs by 2030 Powering Growth, Delivering Value | 5

• . CLEAN ENERGY INVESTMENTS Plans to invest in 950 mw of new clean technology by 2025 2018 Battery Storage RFP • 141 MW located on six APS solar plant sites • Utility owned • Anticipated in-service by mid-2020 2018 Peaking Capacity RFP • 150 MW of battery storage • 20 year PPA contracts beginning June 2021 2019 RFPs • Advanced • 60 MW located on two APS solar plant sites Distribution Management System • 100 MW of solar plus 100 MW of battery storage (ADMS) • Utility owned • Distributed Energy • Anticipated in-service 2021 Resource Future Investments Management System (DERMS) • At least 400 MW of solar plus battery storage and stand-alone battery storage by mid-2025 • Utility owned Powering Growth, Delivering Value | 6

SUSTAINABILITY APS’s vision is to create a sustainable energy future for Arizona Five critical areas of our sustainability efforts Carbon Management • Commitment to exit coal by 2038 Today, we serve customers with an energy mix that is 50% clean • MSCI Environmental Sustainability and Governance “A” rating1 Energy Innovation • More than 1,400 MW of installed solar capacity • Plans to add at least 950 MW of new clean technologies by 2025 Safety & Security Our 10 grid-scale solar plants are • Nearly 50% reduction in physical security false alarms since 2016 powered by more than 1 million solar panels • Ongoing cyber threat awareness training and drills to enhance preparedness Water Resources • 13% reduction in groundwater use since 2014 • Palo Verde Generating Station 20 billion gallons of wastewater recycled each year to cool Palo Verde provides nearly 70% of Arizona’s People carbon-free energy and uses recycled wastewater to cool the • Average employee tenure of 12.5 years due to strong talent strategy plant • More than 20% of our employees are veterans Powering Growth, Delivering Value | 7 1 As of November 6, 2018

COAL EXIT STRATEGY Plan to reduce carbon intensity by 23% Navajo over the next 15 years 315 MW by end of 2019 Cholla 387 MW by 2025 Remaining 970 MW by 2038 Coal Free 2018 2019 2025 2038 • We have a long history of transitioning to clean energy resources that reduce carbon emissions • Since 2005, baseline carbon emissions have been reduced by more than six million tons per year, which represents a 28% reduction Powering Growth, Delivering Value | 8

CARBON AVOIDANCE AND EMISSION REDUCTIONS APS surpassed the Paris Agreement greenhouse gas reduction goal 9 years early Carbon Avoidance Metric • Measures Companywide carbon reduction, Cumulative Carbon Avoidance not just generation 20 Carbon Avoidance Opportunities 18.1 15 • Retiring coal plants 13.6 • Renewable energy generation 10 • Power purchase agreements 8.5 • Energy efficiency programs for customers CO2 Emissions CO2 5 • Energy efficient buildings 3.8 (Million Metric Tons) Metric (Million • Fleet electrification 0 2015 2016 2017 2018 Since 2015 APS has avoided 18.1 million metric tons of carbon dioxide emissions Emission Reductions that would have been emitted – 40,000 2005 equivalent of removing almost 4 million 2018 automobiles from the road 30,000 Clean Energy Tons 20,000 • Since 2005 we have reduced o CO2 emissions by 28% 10,000 o NOx emissions by 75% o SO2 emissions by 86% 0 • 1 NOx emission reduced by 88% compared to 2005 CO2 NOx SO2 at the Four Corners Plant as a result of recent emission controls 1CO2 = ‘000 tons Powering Growth, Delivering Value | 9

RENEWABLE RESOURCES APS Solar Portfolio* APS currently has 1,745 MW* Owned of renewable resources: PPA 238 MW 310 MW • Solar 1,426 MW • Wind 289 MW DG 878 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 24 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3 MW Powering Growth, Delivering Value | 10 * As of 3/31/19 as reported in the 2019 Form 10-Q – with additional 80 MW under development

ECONOMIC DEVELOPMENT Arizona’s focus on economic development continues to support growth in the state 2018 – APS partnered with Greater Phoenix Economic Council and Arizona Commerce Authority to welcome 17 new companies to the Arizona is the 4th state, adding an estimated: fastest-growing state • 43 MW in the U.S. according to • 3,800 new jobs new Census data.1 • $1.3B in capital investment • Notable corporations include Anderson Windows, Nikola Arizona is now ranked Motors and Seattle Box Company No. 1 in construction growth and No. 2 2 2019 – New companies moving to the west side of Metro Phoenix in manufacturing. include: • Red Bull Phoenix ranked 2nd • Fairlife milk distributor most active market in • Stream Data Centers data center leasing in • Vantage Data Centers 2018.3 • Microsoft 1 U.S. Census Bureau, Population Division, Release date: December 2018. 2 Bureau of Labor Statistics, Employment 3 CBRE’s U.S. Data Center Trends Report Powering Growth, Delivering Value | 11

APPENDIX

CUSTOMER AFFORDABILITY 100 Days of Helping campaign increases awareness of assistance programs and energy savings options Outreach Includes: . Media partnerships . Community outreach events . Social media . Non-profit Provide money saving options to customers partnerships Increase Energy Support signups who don’t qualify for assistance . Employee activation . Advertising Demonstrate our commitment to customers and create visibility in the marketplace Powering Growth, Delivering Value | 13

SENIOR MANAGEMENT TEAM Our management team has more than 100 combined years of creating shareholder value in the energy industry Don Brandt Jim Hatfield Chairman of the Board, President and Executive Vice President and Chief Executive Officer, Pinnacle West and Chief Financial Officer, Pinnacle West & APS We maintain a robust Chairman and Chief Executive Officer, APS pipeline of talent to serve • Joined as SVP and CFO in 2008 from our complex operations and • Joined Pinnacle West in 2002 from Ameren OGE Energy Corp. facilitate effective • Elected to Pinnacle West Board and named • Responsible for corporate functions succession planning in a Chairman, CEO in 2009 including finance, investor relations, • Recognized industry leader with 30+ years in and risk management highly competitive talent the nuclear and energy industries • 38+ years of financial experience in environment • Vice Chairman of the Institute of Nuclear the utility and energy business Power Operations and Chairman of the Nuclear Energy Institute Jeff Guldner Daniel Froetscher Bob Bement President, APS and Executive Vice President Public Executive Vice President of Operations, APS Executive Vice President and Policy, Pinnacle West Chief Nuclear Officer, APS • Joined APS in 1980 • Joined APS in 2004 from Snell & • Joined APS in 2007 from Arkansas Wilmer • Appointed EVP of Operations, Nuclear One February 2018 • Promoted to President in 2018 • Promoted from SVP of Site Operations • Responsible for overseeing T&D, to EVP and Chief Nuclear Officer in • Responsible for all areas of APS fossil generation, resource 2016 excluding nuclear management, sustainability, supply • Responsible for all nuclear-related • Significant experience in public utility chain, security and customer service activities associated with Palo Verde and energy law and regulation • Significant leadership and industry • Seasoned nuclear industry expert experience serving on several industry committees Powering Growth, Delivering Value | 14

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and utilization of advanced technology $ in millions $1,600 PROJECTED $1,472 $1,400 $105 $1,237 $1,266 $71 $1,202 $1,200 $119 $117 $16 $41 $187 $31 $425 Traditional Generation $1,000 New Gas Generation1 $112 $247 $332 $65 Environmental $800 $147 $197 Clean Generation $199 $171 Transmission $600 $116 Distribution Other $400 $500 $455 $546 $481 $200 $94 $125 $150 $128 $- 2018 2019 2020 2021 • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $10 million in 2018. • 2019 – 2021 as disclosed in the First Quarter 2019 Form 10-Q. Powering Growth, Delivering Value | 15 1 Ocotillo Modernization Project: Units scheduled for completion by mid-2019.

DISTRIBUTION GRID INVESTMENTS Grid Operations and Investment Projected to be $1.5 billion from 2019-2021 Customer Growth Grid Modernization Run and Maintain Approximately 50% of distribution capex Approximately 9% of distribution capex Approximately 41% of distribution capex Line Extensions for new residential and Cap Bank Controllers, Substation Regulators, Overhead Lines & Wood Pole Replacements commercial customers Voltage Management Algorithms Average annual spend ~ $8M Average annual spend ~ $68M Average annual spend ~ $11M~ $11M • Replace equipment or components due • Extend, relocate, and upgrade APS • Controls regulators and capacitor banks to damage, degradation or failure facilities in response to customer to manage power quality such as power • Ensure the integrity of the structure and request factor and voltage enhance system reliability R T New Distribution Substations & Reclosers – Supervisory Controlled Underground Cable Replacements Upgrades Switches, Trip Savers Average annual spend ~ $23M Average annual spend ~ $38M Average annual spend ~ $14M • Replace all remaining direct buried • Leveraging AMI for distribution Construction over the next 3 years: primary distribution cable • 21 New Substations automation • Direct buried cable has become a major • 3 Upgrades • Strategically deploying Fiber for cause of power outages communications backhaul Powering Growth, Delivering Value | 16

OPERATIONS & MAINTENANCE Goal is to keep O&M per kwh flat, adjusted for planned outages $ in millions $933 $865 - $885 $848 $858 74 50 - 60 72 63 859 776 795 815 - 825 2016 2017 2018 2019E 1 PNW Consolidated ex RES/DSM Planned Fleet Outages 1 Excludes RES/DSM of $83 million in 2016, $91 million in 2017, $104 million in 2018, and $80 million in 2019E Powering Growth, Delivering Value | 17

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End ACC FERC Generation & Distribution Transmission Long-term Rate Base Guidance: 6-7% Average Annual Growth 17% $2.0 83% $1.5 ACC FERC $9.6 Rate Effective Date 8/19/2017 6/1/2018 $7.1 Test Year Ended 12/31/20151 12/31/2017 Rate Base $6.8B $1.5B Equity Layer 55.8% 53.4% 2017 2018 2019 2020 2021 Allowed ROE 10.0% 10.75% Projected 1 Adjusted to include post test-year plant in service through 12/31/2016 Rate base $ in billions, rounded Powering Growth, Delivering Value | 18

BALANCE SHEET STRENGTH Long-Term Debt Maturity Schedule 2019 Major Financing Activities $ in millions • $200 million 18-month APS $1,000 unsecured term loan entered into in February 2019 $800 $450 • $300 million 30-year 4.25% APS $600 senior unsecured notes issued February 2019 $400 • Expect up to $450 million of long- $500 $200 $450 term debt issuance at APS for the remainder of 2019 $- 20191 2020 APS PNW 1 APS debt matured on March 1, 2019 Powering Growth, Delivering Value | 19

RESIDENTIAL PV APPLICATIONS1 Residential DG (MWdc) Annual Additions 151 133 133 4,000 3718 57 74 3432 39 3,500 3,000 2014 2015 2016 2017 2018 2019 YTD 2464 2,500 2143 1944 2033 2,000 1818 1561 1602 1426 1441 1413 1915 1442 1434 1,500 1326 1291 1364 1283 1153 1001 1105 926 1267 1248 1,000 1147 819 845 932 759 999 739 897 911 744 769 500 629 614 538 321 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 Applications 2017 Applications 2018 Applications 2019 Applications 1 Monthly data equals applications received minus cancelled applications. As of April 30, 2019, approximately 93,200 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 749 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. Powering Growth, Delivering Value | 20

THE “DUCK CURVE” Non-curtailable rooftop solar is changing the load shape of the grid MW 5,000 Meeting Evening Peak 4,500 4,000 • The mid-day dip in load disappears once the sun sets 3,500 Load before renewables • This causes a steep ramp in 3,000 demand heading into the evening peak 2,500 Load after renewables o Requires fast-starting, flexible 2,000 resources to respond 1,500 Generation Minimum Output 1,000 1 3 5 7 9 11 13 15 17 19 21 23 The mid-day dip in load due to growth of non- Evening peak curtailable rooftop solar resources on the system Powering Growth, Delivering Value | 21

TAX REFORM Customer Rate Reductions ACC – TAX EXPENSE ADJUSTOR MECHANISM: • PHASE I: The ACC approved $119 million annual rate reduction reflecting the lower federal tax rate. Effective for the March 2018 billing cycle • PHASE II: The ACC approved an additional $86.5 million rate reduction to return the unprotected “excess” deferred taxes to ACC customers over a 12-month period. Effective for the April 2019 billing cycle • PHASE III: Filed in April 2019 – will address the refund of protected “excess” deferred taxes which are required to be returned over the regulatory life of plant property. The Company has proposed that Phase III begin July 1, 2019 and annually refund $34.5 million to customers over the first 36 months. The ACC has not yet approved this request Cash Taxes Net Regulatory Liability for Excess Deferred Taxes At March 31, 2019 • Due to loss of bonus depreciation, cash tax payments normalize in 2019 as ($ in millions) the Company utilizes its remaining tax credit carryforwards Total Net Regulatory Liability for Regulated Excess • Future investment tax credits from renewable efforts will likely reduce cash $1,520 tax payments in 2020 and 2021 Deferred Taxes Effective Tax Rate Net Regulatory Liability for Depreciation Related Excess $1,400 • Amortization of TEAM Phase II excess deferred taxes will benefit the Deferred Taxes (to be returned over the life of property) Company’s 2019 and 2020 ETR • Amortization of TEAM Phase III excess deferred taxes are anticipated to Net Regulatory Liability for Non-Depreciation Related benefit the ETR over a 28.5 year period $120 Excess Deferred Taxes Powering Growth, Delivering Value | 22

CREDIT RATINGS AND METRICS APS Pinnacle West 2015 2016 2017 Corporate Credit Ratings1 APS FFO / Debt 29.7% 26.5% 26.9% Moody’s A2 A3 FFO / Interest 5.8x 5.0x 5.2x S&P A- A- Debt / 45.8% 47.7% 47.3% Fitch A- A- Capitalization Pinnacle West Senior Unsecured1 FFO / Debt 28.9% 25.1% 24.7% Moody’s A2 A3 FFO / Interest 5.6x 4.9x 4.8x S&P A- BBB+ Debt / 47.0% 49.0% 50.3% Fitch A A- Capitalization Note: Moody’s, Fitch and S&P rate the outlooks for Source: Standard & Poor’s APS and Pinnacle West as Stable. 1We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Powering Growth, Delivering Value | 23

OCOTILLO MODERNIZATION PROJECT & FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installed Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Unit 5 – Late 2017 In-Service Dates Units 3 – 7 – Mid-2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) • Cost deferral from date of commercial • Cost deferral from time of installation to operation to the effective date of rates in next incorporation of the SCR costs in rates using a Accounting Deferral rate case step increase beginning in 2019 • Includes depreciation, O&M, property taxes, • Includes depreciation, O&M, property taxes, and capital carrying charge2 and capital carrying charge2 1 The ACC’s decision is subject to appeals 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order Powering Growth, Delivering Value | 24

FOUR CORNERS SCR STEP INCREASE The Administrative Law Judge issued a Recommended Opinion and Order on November 27, 20181 Key Components of APS’s Filed Request Financial Cost of Capital Bill Impact • Consistent with prior • 7.85% Return on Rate Base2 • Rate rider applied as a disclosed estimates – Weighted Average Cost of percentage of base rates for Capital (WACC) all applicable customers • $390 million direct costs vs. • 5.13% Return on Deferral2 • $67.5 million revenue $400 million contemplated – Embedded Cost of Debt requirement2 in APS’s recent rate case • $40 million in indirect costs • 5% Depreciation Rate • ~2% bill impact (overhead, AFUDC) – 20-year useful life (2038-end of life) • 5-year Deferral Amortization 1 Arizona Corporation Commission Staff recommended a $58.5 million revenue increase and the Administrative Law Judge issued a Recommended Opinion and Order consistent with Commission Staff’s recommendation 2 Based on 2017 Rate Review Order Powering Growth, Delivering Value | 25

2019 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Implemented: Feb 1 2018 LFCR approved 2019 Lost Fixed Cost Recovery: E-01345A-16-0036 LFCR Filed: Feb 15 Filed: May 15 Transmission Cost Adjustor: E-01345A-16-0036 Implementation: Jun 1 2020 DSM/EE Implementation Plan: New Docket to be Assigned 2020 To be filed: Jun 1 2020 RES Implementation Plan: New Docket to be Assigned To be filed: Jul 1 Four Corners SCR Step Increase: E-01345A-16-0036 No scheduled events File preliminary IRP Resource Planning and Procurement: E-00000V-19-0034 Aug 1 TEAM II approved Tax Expense Adjustor (TEAM): E-01345A-18-0003 TEAM III filed: Apr 10 Mar 13 Year 3 Implementation Resource Comparison Proxy (RCP): New Docket to be Assigned Year 3 Filed: May 1 Expected: Sept 1 APS testimony due Hearing begins QF/PURPA Contracts (EPR-2): E-01345A-16-0272 Workshop Mar 29 Jul 26 Nov 13 Workshops Feb 25, Possible Modification to Commission’s Energy Rules: RU-00000A-18-0284 Workshops Apr 17, 29, 30 Mar 14, Mar 26 Modification to Retail Competition Rules: RE-00000A-18-0405 Workshop proposed Jul Commission voted not Customer Complaint – Stacey Champion: E-01345A-18-0002 to dismiss: May 22 Staff report expected by APS Rate Review: E-01345A-19-0003 Rate Review Began end of May Powering Growth, Delivering Value | 26

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com Powering Growth, Delivering Value | 27